EXHIBIT 99.1

WESTERN GAS ANNOUNCES
THIRD-QUARTER 2018 RESULTS

HOUSTON, October 30, 2018 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced third-quarter 2018 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the third quarter of 2018 totaled $66.1 million, or $0.39 per common unit (diluted), with third-quarter 2018 Adjusted EBITDA(1) of $314.5 million and third-quarter 2018 Distributable cash flow(1) of $248.2 million.
WES previously declared a quarterly distribution of $0.965 per unit for the third quarter of 2018. This distribution represented a 2% increase over the prior quarter’s distribution and a 7% increase over the third-quarter 2017 distribution. The third-quarter 2018 Coverage ratio(1) of 1.08 times was based on the quarterly distribution of $0.965 per unit.
“We are delivering on our promise for the second half of the year: significant Delaware Basin volumetric growth as critical infrastructure comes online, meaningful growth in Adjusted EBITDA, and expanding coverage. Additionally, the firm takeaway secured by several of our large customers gives us significant visibility into our ability to grow throughout 2019 and beyond,” said Chief Executive Officer, Benjamin Fink. “With this organic growth now materializing, we expect annual Adjusted EBITDA to grow by at least 20% in 2019.”
Total throughput attributable to WES for natural gas assets for the third quarter of 2018 averaged 3.9 Bcf/d, which was 1% above the prior quarter and 12% above the third quarter of 2017. Total throughput for crude oil, NGL and produced water assets for the third quarter of 2018 averaged 421 MBbls/d, which was 23% above the prior quarter and 101% above the third quarter of 2017.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $332.4 million on a cash basis and $328.9 million on an accrual basis during the third quarter of 2018, with maintenance capital expenditures on a cash basis of $23.8 million. WES adjusted its outlook for full-year 2018 Adjusted EBITDA(1) to a range of $1.175 billion to $1.225 billion(2) and its outlook for full-year 2018 maintenance capital expenditures to a range of $85 million to $95 million. In addition, WES noted that commissioning activities for the first train at the Mentone facility are underway, with startup expected in the coming weeks. The second train is expected to be in service in the first quarter of 2019.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for the third quarter of 2018 totaled $107.5 million, or $0.49 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.5950 per unit for the third quarter of 2018. This distribution represented a 2% increase over the prior quarter’s distribution and an 11% increase over the third-quarter 2017 distribution. WGP will receive distributions from WES of $131.3 million attributable to the third quarter of 2018 and will pay $130.3 million in distributions for the same period.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, October 31, 2018, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss third-quarter 2018 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter participant access code 3261919. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.
Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas and New Mexico, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids and crude oil; and gathering and disposing of produced water for Anadarko, as well as for third-party producers and customers. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs and condensate on behalf of itself and as agent for its customers under certain of its contracts.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures.
(2) This press release contains forward-looking estimates of the range of Adjusted EBITDA projected to be generated by WES in its 2018 fiscal year. A reconciliation of the Adjusted EBITDA range to net cash provided by operating activities and net income is not provided because the items necessary to estimate such amounts are not reasonably accessible or estimable at this time.

Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko Petroleum Corporation to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.
For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.
This news release contains forward-looking statements. WES and WGP’s management believes that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners, LP and Western Gas Equity Partners, LP undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.6000

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less Service revenues – fee based recognized in Adjusted EBITDA (less than) in excess of customer billings, net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands except Coverage ratio	2018		2017	2018		2017
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$154,646		$143,506	$336,717		$418,846
Add:
Distributions from equity investments	51,023		29,145	111,924		80,568
Non-cash equity-based compensation expense	1,548		1,258	5,552		3,479
Non-cash settled interest expense, net (1)	—		—	—		71
Income tax (benefit) expense	1,517		510	3,301		4,905
Depreciation and amortization (2)	81,826		71,812	236,008		214,213
Impairments (2)	23,930		2,159	151,321		170,079
Above-market component of swap agreements with Anadarko	12,601		18,049	40,722		46,719
Other expense (2)	33		—	184		140
Less:
Recognized Service revenues – fee based (less than) in excess of customer billings	4,397		—	536		—
Gain (loss) on divestiture and other, net	65		72	351		135,017
Equity income, net – affiliates	43,110		21,519	102,752		62,708
Cash paid for maintenance capital expenditures (2)	23,837		10,591	61,162		33,115
Capitalized interest	6,967		2,115	17,032		3,991
Cash paid for (reimbursement of) income taxes	—		—	(87)		189
Series A Preferred unit distributions	—		—	—		7,453
Other income (2)	592		283	2,592		960
Distributable cash flow	$248,156		$231,859	$701,391		$695,587
Distributions declared (3)
Limited partners – common units	$147,268			$434,930
General partner	82,971			242,133
Total	$230,239			$677,063
Coverage ratio	1.08	x		1.04	x

(1)	Includes amounts related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; impairments; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.965 and $2.850 per unit declared for the three and nine months ended September 30, 2018, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2018	2017	2018	2017
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$154,646	$143,506	$336,717	$418,846
Add:
Distributions from equity investments	51,023	29,145	111,924	80,568
Non-cash equity-based compensation expense	1,548	1,258	5,552	3,479
Interest expense	47,991	35,544	131,663	106,794
Income tax expense	1,517	510	3,301	4,905
Depreciation and amortization (1)	81,826	71,812	236,008	214,213
Impairments (1)	23,930	2,159	151,321	170,079
Other expense (1)	33	—	184	140
Less:
Gain (loss) on divestiture and other, net	65	72	351	135,017
Equity income, net – affiliates	43,110	21,519	102,752	62,708
Interest income – affiliates	4,225	4,225	12,675	12,675
Other income (1)	592	283	2,592	960
Adjusted EBITDA attributable to Western Gas Partners, LP	$314,522	$257,835	$858,300	$787,664
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by operating activities	$236,811	$211,947	$751,722	$645,099
Interest (income) expense, net	43,766	31,319	118,988	94,119
Uncontributed cash-based compensation awards	(55)	78	932	(94)
Accretion and amortization of long-term obligations, net	(1,257)	(1,055)	(3,883)	(3,194)
Current income tax (benefit) expense	(14)	395	247	1,023
Other (income) expense, net	(598)	(286)	(2,609)	(969)
Distributions from equity investments in excess of cumulative earnings – affiliates	5,592	7,034	18,097	16,255
Changes in assets and liabilities:
Accounts receivable, net	57,535	56,335	64,544	46,972
Accounts and imbalance payables and accrued liabilities, net	(14,781)	(45,982)	(55,354)	(4,007)
Other items, net	(9,379)	3,181	(24,049)	3,065
Adjusted EBITDA attributable to noncontrolling interest	(3,098)	(5,131)	(10,335)	(10,605)
Adjusted EBITDA attributable to Western Gas Partners, LP	$314,522	$257,835	$858,300	$787,664
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$751,722	$645,099
Net cash used in investing activities			(1,160,684)	(514,797)
Net cash provided by (used in) financing activities			460,816	(335,792)

(1)	Includes WES’s 75% share of depreciation and amortization; impairments; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other (less reimbursements for electricity-related expenses recorded as revenue), less cost of product, plus distributions from equity investments, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2018	2017	2018	2017
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$200,321	$179,456	$463,183	$525,456
Add:
Distributions from equity investments	51,023	29,145	111,924	80,568
Operation and maintenance	111,359	79,536	300,266	229,444
General and administrative	14,467	12,158	42,634	35,402
Property and other taxes	10,954	11,215	35,090	35,433
Depreciation and amortization	82,553	72,539	238,187	216,272
Impairments	25,317	2,159	152,708	170,079
Less:
Gain (loss) on divestiture and other, net	65	72	351	135,017
Proceeds from business interruption insurance claims	—	—	—	29,882
Equity income, net – affiliates	43,110	21,519	102,752	62,708
Reimbursed electricity-related charges recorded as revenues	17,455	14,323	50,139	42,338
Adjusted gross margin attributable to noncontrolling interest	3,803	5,878	12,350	13,189
Adjusted gross margin attributable to Western Gas Partners, LP	$431,561	$344,416	$1,178,400	$1,009,520
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$363,536	$305,337	$1,019,061	$904,620
Adjusted gross margin for crude oil, NGL and produced water assets	68,025	39,079	159,339	104,900

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2018	2017	2018	2017
Revenues and other
Service revenues – fee based	$409,106	$306,187	$1,146,099	$913,436
Service revenues – product based	22,735	—	67,433	—
Product sales	75,150	259,141	217,738	690,490
Other	771	9,367	1,213	12,412
Total revenues and other	507,762	574,695	1,432,483	1,616,338
Equity income, net – affiliates	43,110	21,519	102,752	62,708
Operating expenses
Cost of product	105,966	239,223	303,518	631,859
Operation and maintenance	111,359	79,536	300,266	229,444
General and administrative	14,467	12,158	42,634	35,402
Property and other taxes	10,954	11,215	35,090	35,433
Depreciation and amortization	82,553	72,539	238,187	216,272
Impairments	25,317	2,159	152,708	170,079
Total operating expenses	350,616	416,830	1,072,403	1,318,489
Gain (loss) on divestiture and other, net	65	72	351	135,017
Proceeds from business interruption insurance claims	—	—	—	29,882
Operating income (loss)	200,321	179,456	463,183	525,456
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(47,991)	(35,544)	(131,663)	(106,794)
Other income (expense), net	598	286	2,609	969
Income (loss) before income taxes	157,153	148,423	346,804	432,306
Income tax (benefit) expense	1,517	510	3,301	4,905
Net income (loss)	155,636	147,913	343,503	427,401
Net income attributable to noncontrolling interest	990	4,407	6,786	8,555
Net income (loss) attributable to Western Gas Partners, LP	$154,646	$143,506	$336,717	$418,846
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$154,646	$143,506	$336,717	$418,846
Series A Preferred units interest in net (income) loss	—	—	—	(42,373)
General partner interest in net (income) loss	(88,551)	(78,376)	(256,166)	(222,903)
Common and Class C limited partners’ interest in net income (loss)	$66,095	$65,130	$80,551	$153,570
Net income (loss) per common unit – basic and diluted	$0.39	$0.38	$0.46	$0.91
Weighted-average common units outstanding – basic and diluted	152,609	152,602	152,605	145,371

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2018	December 31, 2017
Current assets	$381,624	$254,062
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	6,418,634	5,730,891
Other assets	1,971,040	1,769,397
Total assets	$9,031,298	$8,014,350
Current liabilities	$512,060	$424,333
Long-term debt	4,566,464	3,464,712
Asset retirement obligations	157,933	143,394
Other liabilities	152,242	10,900
Total liabilities	5,388,699	4,043,339
Equity and partners’ capital
Common units (152,609,285 and 152,602,105 units issued and outstanding at September 30, 2018, and December 31, 2017, respectively)	2,595,719	2,950,010
Class C units (14,045,429 and 13,243,883 units issued and outstanding at September 30, 2018, and December 31, 2017, respectively)	787,420	780,040
General partner units (2,583,068 units issued and outstanding at September 30, 2018, and December 31, 2017)	199,433	179,232
Noncontrolling interest	60,027	61,729
Total liabilities, equity and partners’ capital	$9,031,298	$8,014,350

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2018	2017
Cash flows from operating activities
Net income (loss)	$343,503	$427,401
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	238,187	216,272
Impairments	152,708	170,079
(Gain) loss on divestiture and other, net	(351)	(135,017)
Change in other items, net	17,675	(33,636)
Net cash provided by operating activities	$751,722	$645,099
Cash flows from investing activities
Capital expenditures	$(949,022)	$(419,193)
Contributions in aid of construction costs from affiliates	—	1,386
Acquisitions from affiliates	(254)	(3,910)
Acquisitions from third parties	(161,858)	(155,298)
Investments in equity affiliates	(67,979)	(384)
Distributions from equity investments in excess of cumulative earnings – affiliates	18,097	16,255
Proceeds from the sale of assets to third parties	332	23,370
Proceeds from property insurance claims	—	22,977
Net cash used in investing activities	$(1,160,684)	$(514,797)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$2,135,637	$249,989
Repayments of debt	(1,040,000)	—
Settlement of the Deferred purchase price obligation – Anadarko	—	(37,346)
Increase (decrease) in outstanding checks	(2,687)	3,310
Proceeds from the issuance of common units, net of offering expenses	—	(183)
Distributions to unitholders	(663,410)	(589,262)
Distributions to noncontrolling interest owner	(9,446)	(9,049)
Net contributions from (distributions to) Anadarko	—	30
Above-market component of swap agreements with Anadarko	40,722	46,719
Net cash provided by (used in) financing activities	$460,816	$(335,792)
Net increase (decrease) in cash and cash equivalents	$51,854	$(205,490)
Cash and cash equivalents at beginning of period	78,814	357,925
Cash and cash equivalents at end of period	$130,668	$152,435

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	954	784	886	1,029
Processing	2,844	2,588	2,820	2,528
Equity investment (1)	139	159	144	160
Total throughput for natural gas assets	3,937	3,531	3,850	3,717
Throughput attributable to noncontrolling interest for natural gas assets	87	104	92	107
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,850	3,427	3,758	3,610
Throughput for crude oil, NGL and produced water assets (MBbls/d)
Gathering, treating, transportation and disposal	154	77	141	57
Equity investment (2)	267	132	200	130
Total throughput for crude oil, NGL and produced water assets	421	209	341	187
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (3)	$1.03	$0.97	$0.99	$0.92
Adjusted gross margin per Bbl for crude oil, NGL and produced water assets (4)	1.76	2.03	1.71	2.05

(1)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(2)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, WES’s 33.33% share of average FRP throughput and WES’s 20% share of average Whitethorn throughput.

(3)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets less reimbursements for electricity-related expenses recorded as revenue, less cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(4)
Average for period. Calculated as Adjusted gross margin for crude oil, NGL and produced water assets (total revenues and other for crude oil, NGL and produced water assets less reimbursements for electricity-related expenses recorded as revenue, less cost of product for crude oil, NGL and produced water assets, and plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP, FRP and Whitethorn), divided by total throughput (MBbls/d) for crude oil, NGL and produced water assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended September 30, 2018
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,832
Incentive distribution rights	79,139
Common units held by WGP	48,377
Less:
Public company general and administrative expense	691
Interest expense	325
Cash available for distribution	$130,332
Declared distribution per common unit	$0.59500
Distributions declared by Western Gas Equity Partners, LP	$130,268
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2018	2017	2018	2017
Revenues and other
Service revenues – fee based	$409,106	$306,187	$1,146,099	$913,436
Service revenues – product based	22,735	—	67,433	—
Product sales	75,150	259,141	217,738	690,490
Other	771	9,367	1,213	12,412
Total revenues and other	507,762	574,695	1,432,483	1,616,338
Equity income, net – affiliates	43,110	21,519	102,752	62,708
Operating expenses
Cost of product	105,966	239,223	303,518	631,859
Operation and maintenance	111,359	79,536	300,266	229,444
General and administrative	15,158	12,922	44,853	37,595
Property and other taxes	10,954	11,215	35,090	35,433
Depreciation and amortization	82,553	72,539	238,187	216,272
Impairments	25,317	2,159	152,708	170,079
Total operating expenses	351,307	417,594	1,074,622	1,320,682
Gain (loss) on divestiture and other, net	65	72	351	135,017
Proceeds from business interruption insurance claims	—	—	—	29,882
Operating income (loss)	199,630	178,692	460,964	523,263
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(48,316)	(36,117)	(133,359)	(108,447)
Other income (expense), net	655	311	2,749	1,029
Income (loss) before income taxes	156,194	147,111	343,029	428,520
Income tax (benefit) expense	1,517	510	3,301	4,905
Net income (loss)	154,677	146,601	339,728	423,615
Net income (loss) attributable to noncontrolling interests	47,203	50,399	63,669	146,529
Net income (loss) attributable to Western Gas Equity Partners, LP	$107,474	$96,202	$276,059	$277,086
Net income (loss) per common unit – basic and diluted	$0.49	$0.44	$1.26	$1.27
Weighted-average common units outstanding – basic and diluted	218,938	218,933	218,935	218,931

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2018	December 31, 2017
Current assets	$383,883	$255,210
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	6,418,634	5,730,891
Other assets	1,971,040	1,770,210
Total assets	$9,033,557	$8,016,311
Current liabilities	$540,278	$424,426
Long-term debt	4,566,464	3,492,712
Asset retirement obligations	157,933	143,394
Other liabilities	152,242	10,900
Total liabilities	5,416,917	4,071,432
Equity and partners’ capital
Common units (218,937,797 and 218,933,141 units issued and outstanding at September 30, 2018, and December 31, 2017, respectively)	981,408	1,061,125
Noncontrolling interests	2,635,232	2,883,754
Total liabilities, equity and partners’ capital	$9,033,557	$8,016,311

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2018	2017
Cash flows from operating activities
Net income (loss)	$339,728	$423,615
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	238,187	216,272
Impairments	152,708	170,079
(Gain) loss on divestiture and other, net	(351)	(135,017)
Change in other items, net	19,107	(32,480)
Net cash provided by operating activities	$749,379	$642,469
Cash flows from investing activities
Capital expenditures	$(949,022)	$(419,193)
Contributions in aid of construction costs from affiliates	—	1,386
Acquisitions from affiliates	(254)	(3,910)
Acquisitions from third parties	(161,858)	(155,298)
Investments in equity affiliates	(67,979)	(384)
Distributions from equity investments in excess of cumulative earnings – affiliates	18,097	16,255
Proceeds from the sale of assets to third parties	332	23,370
Proceeds from property insurance claims	—	22,977
Net cash used in investing activities	$(1,160,684)	$(514,797)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$2,135,629	$249,989
Repayments of debt	(1,040,000)	—
Settlement of the Deferred purchase price obligation – Anadarko	—	(37,346)
Increase (decrease) in outstanding checks	(2,687)	3,310
Proceeds from the issuance of WES common units, net of offering expenses	—	(183)
Distributions to WGP unitholders	(372,189)	(324,290)
Distributions to Chipeta noncontrolling interest owner	(9,446)	(9,049)
Distributions to noncontrolling interest owners of WES	(287,435)	(262,888)
Net contributions from (distributions to) Anadarko	—	30
Above-market component of swap agreements with Anadarko	40,722	46,719
Net cash provided by (used in) financing activities	$464,594	$(333,708)
Net increase (decrease) in cash and cash equivalents	$53,289	$(206,036)
Cash and cash equivalents at beginning of period	79,588	359,072
Cash and cash equivalents at end of period	$132,877	$153,036